UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): October 27, 2005


                            TF FINANCIAL CORPORATION
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             (Exact name of Registrant as specified in its Charter)


            Delaware                   0-24168               74-2705050
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(State or other jurisdiction         (Commission           (IRS Employer
       of incorporation)             File Number)          Identification No.)


3 Penns Trail, Newtown, Pennsylvania                            18940
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(Address of principal executive offices)                      (Zip Code)

       Registrant's telephone number, including area code: (215) 579-4000
                                                           --------------

                                 Not Applicable
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          (Former name or former address, if changed since last Report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]  Written  communications  pursuant to Rule 425 under the Securities Act
[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

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                            TF FINANCIAL CORPORATION
                    INFORMATION TO BE INCLUDED IN THE REPORT
                    ----------------------------------------

                        Section 2 - Financial Information

Item 2.02  Results of Operation and Financial Condition.

         On October 27, 2005, the Registrant issued a press release to report its results of operations for the three and nine months ended September 30, 2005. A copy of the press release is included with this Form 8-K as an exhibit.


Item 9.01  Financial Statements and Exhibits.

         (c) Exhibits

         Exhibit 99 -- Press Release dated October 27, 2005.

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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            TF FINANCIAL CORPORATION


Date: October 27, 2005                      By: /s/Dennis R. Stewart
                                                --------------------------------
                                                Dennis R. Stewart
                                                Executive Vice President and
                                                  Chief Financial Officer


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